UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 23, 2025

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The 2025 Annual Meeting of Shareholders of Domino’s Pizza, Inc. (the “Company”) was held on April 23, 2025 (the “Annual Meeting”), at which the shareholders voted to amend the Company’s Second Restated Certificate of Incorporation to eliminate the supermajority voting provisions contained therein and create a new shareholder right to call a special meeting (collectively, the “Charter Amendments”), in addition to eliminating a historical exclusion of Bain Capital, LLC, the Company’s former principal shareholder, as an “interested stockholder” for purposes of Section 203 of the Delaware General Corporation Law, as no longer relevant. Detailed descriptions of the foregoing amendments were set forth in Proposals Four and Five in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2025 (the “Proxy Statement”), which descriptions are incorporated herein by reference and are qualified in their entirety by reference to the full text of the Company’s Third Amended and Restated Certificate of Incorporation (the “Amended Charter”) which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Charter Amendments became effective upon filing of the Amended Charter with the Secretary of State of the State of Delaware on April 23, 2025.

Additionally, the Board of Directors of the Company approved an amendment to the Company’s by-laws (the “By-Laws”), which became effective concurrently with the effectiveness of the Amended Charter as the Fifth Amended and Restated By-Laws of the Company (the “Amended By-Laws”). The By-Laws were amended to eliminate the supermajority vote required for shareholders to amend the By-Laws and create a new shareholder right to call a special meeting subject to the requirements set forth therein, in each case to give effect to the Charter Amendments.

The foregoing description of the Amended By-Laws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended By-Laws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the voting results from the Annual Meeting. As of February 28, 2025, the Company’s record date, there were a total of 34,297,040 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 30,969,648 shares were present or represented by proxy, representing 90.29% of all shares entitled to vote at the Annual Meeting. For more information about each of the following proposals, see the Proxy Statement.

The matters presented for a vote and the related results are as follows:

1. ELECTION OF DIRECTORS

Proposal One was the election of nine nominees to serve as Directors of the Company, each for a term of one year expiring at the Company’s 2026 annual meeting of shareholders, until their respective successors are duly elected or qualified or until his or her earlier death, resignation or removal. The result of the vote was as follows:

	FOR		WITHHELD
Nominee	# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Broker Non-Votes
David A. Brandon	27,953,119	97.02%	857,580	2.98%	2,158,949
C. Andrew Ballard	28,627,967	99.37%	182,732	0.63%	2,158,949
Andrew B. Balson	27,647,685	95.96%	1,163,014	4.04%	2,158,949
Corie S. Barry	28,282,914	98.17%	527,785	1.83%	2,158,949
Diane L. Cafritz	28,783,174	99.90%	27,525	0.10%	2,158,949
Richard L. Federico	28,065,850	97.41%	744,849	2.59%	2,158,949
James A. Goldman	28,109,617	97.57%	701,082	2.43%	2,158,949
Patricia E. Lopez	28,030,856	97.29%	779,843	2.71%	2,158,949
Russell J. Weiner	28,491,305	98.89%	319,394	1.11%	2,158,949

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the Meeting.

2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal Two was the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the current fiscal year. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
30,125,906	97.32%	829,431	2.67%	14,311	—

Pursuant to the foregoing votes, the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the current fiscal year was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Proposal Three was the advisory vote on the approval of the executive compensation of the named executive officers of the Company. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
27,293,302	94.84%	1,484,361	5.15%	33,036	2,158,949

Pursuant to the foregoing votes, the executive compensation of the named executive officers of the Company was approved in this non-binding advisory vote.

4. PROPOSAL TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENT

Proposal Four was a proposal to approve the adoption of the Amended Charter to eliminate the supermajority voting provisions contained therein. The result of the vote was as follows:

FOR		AGAINST		ABSTAIN
# of Votes	% of Outstanding	# of Votes	% of Outstanding	# of Votes	% of Outstanding	Broker Non-Votes
28,746,692	83.81%	49,029	0.14%	14,978	0.04%	2,158,949

Pursuant to the foregoing votes, adoption of the Amended Charter to eliminate the supermajority voting provisions contained therein was approved.

5. PROPOSAL TO PROVIDE SHAREHOLDERS A RIGHT TO REQUEST A SPECIAL MEETING

Proposal Five was a proposal to approve the adoption of the Amended Charter to provide shareholders owning a combined 25% or more of the Company’s outstanding common stock with the right to request that the Company call a special meeting of shareholders, subject to the procedures set forth in the Amended Charter and the Amended By-Laws. The result of the vote was as follows:

FOR		AGAINST		ABSTAIN
# of Votes	% of Outstanding	# of Votes	% of Outstanding	# of Votes	% of Outstanding	Broker Non-Votes
27,209,241	79.33%	138,032	0.40%	1,463,426	4.26%	2,158,949

Pursuant to the foregoing votes, adoption of the Amended Charter to provide shareholders with the right to request that the Company call a special meeting of shareholders was approved.

6. SHAREHOLDER PROPOSAL REGARDING SHAREHOLDERS’ RIGHT TO REQUEST A SPECIAL MEETING

Proposal Six was the advisory vote on a shareholder proposal regarding a shareholder right to request that the Company call a special meeting of shareholders by shareholders owning a combined 15% or more of the Company’s outstanding common stock. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
10,489,028	36.44%	18,294,111	63.55%	27,560	2,158,949

Pursuant to the foregoing votes, the shareholder proposal was not approved in this non-binding advisory vote.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of Domino’s Pizza, Inc.

3.2	Fifth Amended and Restated By-Laws of Domino’s Pizza, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: April 25, 2025		/s/ Ryan K. Mulally
	Name:	Ryan K. Mulally
	Title:	Executive Vice President, General Counsel and Corporate Secretary